Exhibit 99.1

Sports Properties Acquisition Corp. Announces

Purchase Plan by Medallion Financial Corp.

NEW YORK, December 15, 2009 – Sports Properties Acquisition Corp. (“Sports Properties”) (NYSE Amex: HMR), a public investment vehicle, announced today that Medallion Financial Corp., a Delaware corporation (“Medallion Financial”), has entered into a written plan to purchase up to an aggregate amount of $1,000,000 of shares of common stock of Sports Properties pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and may enter into another plan to purchase up to an additional $2,000,000 of shares of common stock of Sports Properties pursuant to Rules 10b5-1 and 10b-18 of the Exchange Act. The first $1,000,000 plan will expire on December 23, 2009. The $2,000,000 plan, if entered, is expected to run from December 24, 2009 through December 31, 2009. There can be no assurance how many shares of Sports Properties common stock will be acquired under the plan(s). As previously announced, Sports Properties has entered into a Framework Agreement with Medallion Financial, which will result in Sports Properties continuing its business as a corporation that acquires, actively manages and leases taxicab medallions, operates on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to the taxi industry, under its proposed new name Medallion Management, Inc.

Sports Properties Acquisition Corp.

Sports Properties is a special purpose acquisition corporation formed for the purpose of acquiring, through merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves. Since its initial public offering, Sports Properties’ activities have been limited to identifying and evaluating prospective acquisition targets.

Forward-looking statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Sports Properties’ actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Sports Properties’ expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation, the trust agreement amendments and warrant amendments and related transactions; approval of the proposed certificate of incorporation, trust agreement amendments, warrant amendments and related transactions by shareholders and warrant holders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation, the trust agreement amendment and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation, trust agreement amendments, warrant amendments and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Sports Properties’ control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following: regulatory changes affecting the taxicab industry; the level of rental revenue Sports Properties achieves from its assets; the market value and the supply of, and demand for, taxicab medallions; the challenges that Sports Properties may face as a result of the current economic slow-down; the conditions in the local markets in which Sports Properties operate, as well as changes in national economic and market conditions; Sports Properties’ ability to lease and acquire taxicab medallions; the level of revenue Sports Properties achieves from its fleet operations; Sports Properties’ ability to enter into new leases or to renew leases with existing lessees of its taxicab medallions at favorable rates; the competitive landscape impacting the taxicab industry; Sports Properties’ relationships with its lessees and their financial condition; Sports Properties’ use of leverage as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities Sports Properties obtains; the growth or continuing importance of taxicabs located in the major metropolitan areas in which Sports Properties invests; the level of Sports Properties’ operating expenses, including amounts it is required to pay to its management team; Sports Properties’ net realized gain or loss on the sale or other disposition of taxicab medallions; and changes in interest rates that could impact the market price of Sports Properties’ common stock and the cost of its borrowings. Other factors include the possibility that the transactions contemplated by the framework agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure to meet other closing conditions.

Sports Properties cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Sports Properties’ most recent filings with the Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements concerning Sports Properties, the framework agreement, the related transactions or other matters and attributable to Sports Properties or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Sports Properties cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Sports Properties does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

Sports Properties has filed a preliminary proxy statement with the SEC in connection with the proposed transactions and to mail a definitive proxy statement and other relevant documents to Sports Properties stockholders and warrant holders. Stockholders and warrant holders of Sports

Properties and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of Sports Properties’ stockholders and Sports Properties’ warrant holders to be held to approve the transactions because this proxy statement will contain important information about Sports Properties and the proposed transactions. Such persons can also read Sports Properties’ final prospectus from its initial public offering dated January 17, 2008, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 27, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of Sports Properties’ officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transactions. The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments, trust agreement amendments, warrant amendments and related transactions. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Sports Properties Acquisition Corp., 437 Madison Avenue, New York, New York 10022, Attention: Andrew Murstein, telephone (212) 328-2100.

Participation in Solicitation

Sports Properties, and its current directors and executive officers and Alvin Murstein and Michael Kowalsky, individuals who Sports Properties expects will become its executive officers, are participants in the solicitation of proxies for the special meetings of Sports Properties’ stockholders and Sports Properties’ warrantholders to approve the proposed transaction. A list of the names of those directors and officers and descriptions of their interests in Sports Properties is contained in Sports Properties’ Annual Report. Sports Properties’ stockholders and warrant holders may also obtain additional information about the interests of its directors and officers in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by Sports Properties with the SEC when they become available.

Media Contact:

Harry Zlokower

Zlokower Company

(212) 447-9292

Investor Contact:

Andrew Murstein

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, New York 10022

(212) 328-2100